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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 25, 2001
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                              Caldera Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            000-29911                                77-0059951
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     (Commission File Number)           (I.R.S. Employer Identification No.)


                    240 West Center Street, Orem, Utah 84057
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               (Address of Principal Executive Offices) (Zip Code)

                                 (801) 765-4999
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              (Registrant's Telephone Number, Including Area Code)


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ITEM 9. REGULATION FD DISCLOSURE

In anticipation of the closing of the acquisition of SCO's Server Software and Professional Services Groups (which is subject to shareholder approvals) and in an effort to reduce operating costs, Caldera Systems, Inc. ("Caldera") announced today that it will reduce its workforce approximately 17% by eliminating 32 of its 188 positions. The reductions will target all functional areas of Caldera The cost-cutting efforts will result in a one-time charge estimated to be $450,000 for severance benefits and outplacement.



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         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Caldera Systems, Inc.
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                                             (Registrant)


                                             By: /s/ Robert Bench
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                                             Name:  Robert Bench
                                             Title: Chief Financial Officer

Dated:  April 25, 2001